UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2007

______________

Metabolic Research, Inc.

(Exact name of registrant as specified in its charter)

______________

Indiana	000-25879	35-2065469
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

8333 Weston Road, Suite 106

Woodbridge, Ontario L4L 8E2

(Address of Principal Executive Office) (Zip Code)

(416) 626-5346

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01

Entry into a Material Definitive Agreement.

License Agreement

In furtherance of the License Agreement entered into between Metabolic Research, Inc. (the “Registrant”) and Dr. David P. Summers and T.W. Owen in January 2007, as reported on the Current Report on Form 8-K filed by the Registrant on January 16, 2007, the Registrant obtained an exclusive, irrevocable, perpetual license in certain European countries to develop products for the purpose of developing anti-inflammatory and analgesic products for the treatment of inflammatory diseases. In consideration for the license in Europe, the Registrant issued two million shares of its common stock to Dr. Summers and Mr. Owen.  The terms of said agreement are identical to the terms of the License Agreement entered into in January 2007.

Employment Agreement with David P. Summers

On February 26, 2007, the Registrant entered into an employment agreement with David P. Summers, pursuant to which Mr. Summers agreed to serve as the Registrant’s Chief Operating Officer.  Mr. Summers agreed that he shall not receive any compensation for his services rendered pursuant thereto.  The term of the employment commenced on February 26, 2007 and will continue indefinitely.  The term of the employment may be terminated by either the Registrant or Dr. Summers for any reason or no reason upon 14 days prior written notice.

Employment Agreement with David Brown

On February 26, 2007, the Registrant entered into an employment agreement with David Brown, pursuant to which Mr. Brown agreed to serve as the Registrant’s Chief Financial Officer.  Mr. Brown received 100,000 shares of the Registrant’s common stock as full compensation for his services rendered under the agreement.  The term of the employment is for a two year period commencing on February 26, 2007.  The employment may be terminated by either the Registrant or Dr. Summers for any reason or no reason upon 14 days prior written notice.

For all the terms of the License Agreement, the Employment Agreement of David P. Summers, and the Employment Agreement of David Brown, reference is hereby made to such agreements annexed hereto as exhibits 10.3, 10.4, and 10.5, respectively.  All statements made herein concerning such agreements are qualified by references to said exhibits.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02

Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 3.02.

On March __, 2007, the Registrant issued 2,000,000 shares of its common stock to Dr. David P. Summers and T. W. Owen (1,000,000 shares to each of Messrs. Summers and Owen).  Such shares were issued pursuant to and in accordance with the License Agreement, dated March 9, 2007, between the Registrant, Dr. Summers, and Mr. Owen.  In consideration for the issuance of such shares, Dr. Summers and Mr. Owen granted to the Registrant an exclusive, irrevocable, perpetual license in certain European countries to develop products based on the technologies described above under Item 1.01.  The shares were issued pursuant to the exemption from registration available under Section 4(2) of the Securities Act of 1933, as amended.

On February 26, 2007, the Registrant issued 100,000 shares of common stock to David Brown, its Chief Financial Officer, pursuant to an employment agreement entered into between the Registrant and Mr. Brown on the same date.  Such shares were issued as compensation for the services rendered by Mr. Brown pursuant to such agreement.  The shares were issued pursuant to the exemption from registration available under Section 4(2) of the Securities Act of 1933, as amended.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 5.02.

On February 26, 2007, Nick Montesano resigned from his position as Chief Financial Officer of the Registrant.  On the same date, the Board appointed David Brown as the Chief Financial Officer of the Registrant, effective immediately, and the Board also appointed David P. Summers as the Chief Executive Officer of the Registrant, effective immediately.  Set forth below is a brief description of Mr. Brown’s and Mr. Summers’s business experience for the past five years.

David Brown.  Mr. Brown has 32 years of experience in financial and banking administration, due diligence, business merger and acquisition analysis, and equipment and collateral appraisals.  Since 2001, he has been an auditor for the Texas Guaranteed Student Loan Corporation, where his duties include auditing, business practice and financial analysis, data gathering, writing, and serving as lead auditor for designated audits.  From October, 2000 until October, 2001 he served as the senior business financial consultant of the Public Group, Inc.  From June 1999 until October 2000, he served as the executive financial and banking recruiter of Watkins & Associates, Inc.  Mr. Brown received a BBA in Finance from the University of Houston, Houston, Texas in 1980.

Dr. David P. Summers.  From 1996 to 2004 Dr. Summers was Chairman of the Board, and CEO of Endovasc, Inc., Montgomery, Texas.  Dr. Summers founded the company and commenced commercializing patents conveyed to the company.  Since 2004, Dr. Summers has been CEO of Partners In Science Holdings, Inc., a nutraceutical research and development company.   Dr. Summers educational background includes: Doctor of Philosophy (PhD, Economics), Kennedy Western University, 1992; Doctor of Science (D.Sci, Medicine), Belford University, 1994; Master of Business Administration (MBA) Pepperdine University, l984.

Neither Mr. Brown nor Mr. Summers has been affiliated with any company that has filed for bankruptcy within the last five years.  Neither of them has any family relationships with each other or with any of the directors or other executive officers of the Registrant.  There were no transactions during the last two years, or any proposed transactions, to which the Registrant was or is to be a party, in which either Mr. Brown or Mr. Summers had or is to have a direct or indirect material interest.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not Applicable

(b) Pro forma financial information.

Not Applicable

(c) Shell company transactions.

Not Applicable

(d) Exhibits.

Exhibit No.	Description
10.3	License Agreement, dated March 9, 2007, among the Registrant, Dr. David P. Summers and T.W. Owen
10.4	Employment Agreement, dated February 26, 2007, between the Registrant and David P. Summers
10.5	Employment Agreement, dated February 26, 2007, between the Registrant and David Brown

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

METABOLIC RESEARCH, INC.

By:	/s/ NICK MONTESANO
Nick Montesano Chief Executive Officer, and Director

Date: March 15, 2007

4